Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2024 February 21, 2025

Supplemental Financial Information February 21, 2025

Supplemental Financial Information February 21, 2025

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information February 21, 2025

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 21, 2025 owns 15 hotels comprised of 7,253 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information February 21, 2025

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information February 21, 2025

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects such as the work being performed at The Confidante Miami Beach; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information February 21, 2025

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information February 21, 2025

Comparable Consolidated Statements of Operations

Q4 2024 – Q1 2024, FY 2024

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2024
Revenues
Room	$133,191	$138,759	$153,790	$144,437	$570,177
Food and beverage	59,650	63,866	72,552	64,989	261,057
Other operating	21,929	23,767	25,339	21,277	92,312
Total revenues	214,770	226,392	251,681	230,703	923,546

Operating Expenses
Room	36,020	37,453	37,922	37,518	148,913
Food and beverage	44,497	46,286	48,312	46,368	185,463
Other expenses	86,414	86,989	88,490	87,896	349,789
Corporate overhead	5,787	7,577	8,168	7,518	29,050
Depreciation and amortization	32,666	31,689	31,112	31,063	126,530
Total operating expenses	205,384	209,994	214,004	210,363	839,745

Interest and other income	1,873	2,350	3,503	5,453	13,179
Interest expense	(10,440)	(15,982)	(12,693)	(11,010)	(50,125)
Income before income taxes	819	2,766	28,487	14,783	46,855
Income tax benefit (provision), net	17	(99)	(255)	(93)	(430)
Net income	$836	$2,667	$28,232	$14,690	$46,425

Comparable Hotel Adjusted EBITDAre (2)	$49,946	$56,426	$77,322	$57,399	$241,093

Comparable Adjusted EBITDAre (3)	$48,093	$53,567	$75,651	$59,615	$236,926

Comparable Adjusted FFO attributable to common stockholders (4)	$32,020	$36,851	$58,754	$42,622	$170,247

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.16	$0.18	$0.29	$0.21	$0.85

*Footnotes on page 8

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information February 21, 2025

Comparable Consolidated Statements of Operations

Footnotes

(1)	Includes results for all 15 hotels owned by the Company as of December 31, 2024. Also includes prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024, adjusted for the Company's pro forma depreciation expense. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Excludes the gain on sale of assets, net, extinguishment of debt, and income tax related to hotels either sold or disposed of in prior years.
(2)	Comparable Hotel Adjusted EBITDAre reconciliation for the fourth quarter and full year of 2024 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on February 21, 2025. Comparable Hotel Adjusted EBITDAre presented for 2024 includes all hotels owned by the Company as of December 31, 2024.
(3)	Comparable Adjusted EBITDAre reconciliation for the four quarters and full year of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for the four quarters and full year of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with pro forma adjustments to reflect the Company's repurchases of its common stock during the second, third, and fourth quarters of 2024 as if the repurchases had occurred on January 1, 2024.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information February 21, 2025

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2024 – Q1 2024, FY 2024

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2024	2024	2024	2024	2024

Net income	$836	$3,249	$26,142	$13,035	$43,262
Depreciation and amortization	32,666	31,689	31,112	29,040	124,507
Interest expense	10,440	15,982	12,693	11,010	50,125
Income tax (benefit) provision, net	(17)	(483)	255	(855)	(1,100)
Gain on sale of assets, net	—	—	—	(457)	(457)
EBITDAre	43,925	50,437	70,202	51,773	216,337

Amortization of deferred stock compensation	2,075	2,430	3,181	2,770	10,456
Amortization of right-of-use assets and obligations	(154)	(153)	(107)	(11)	(425)
Gain on extinguishment of debt	—	—	(38)	(21)	(59)
Gain on insurance recoveries	(116)	—	(314)	—	(430)
Pre-opening costs	1,181	853	599	—	2,633
Property-level legal settlement costs	1,182	—	—	—	1,182
Adjustments to EBITDAre, net	4,168	3,130	3,321	2,738	13,357

Adjusted EBITDAre	48,093	53,567	73,523	54,511	229,694
Acquisition hotel Adjusted EBITDAre (1)	—	—	2,128	5,104	7,232

Comparable Adjusted EBITDAre	$48,093	$53,567	$75,651	$59,615	$236,926

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 21, 2025

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2024 – Q1 2024, FY 2024

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2024	2024	2024	2024	2024

Net income	$836	$3,249	$26,142	$13,035	$43,262
Preferred stock dividends	(3,931)	(3,931)	(3,683)	(3,683)	(15,228)
Real estate depreciation and amortization	32,250	31,320	30,771	28,755	123,096
Gain on sale of assets, net	—	—	—	(457)	(457)
FFO attributable to common stockholders	29,155	30,638	53,230	37,650	150,673

Amortization of deferred stock compensation	2,075	2,430	3,181	2,770	10,456
Real estate amortization of right-of-use assets and obligations	(136)	(129)	(130)	(122)	(517)
Amortization of contract intangibles, net	314	315	287	231	1,147
Noncash interest on derivatives, net	(1,635)	3,326	(189)	(2,042)	(540)
Gain on extinguishment of debt	—	—	(38)	(21)	(59)
Gain on insurance recoveries	(116)	—	(314)	—	(430)
Pre-opening costs	1,181	853	599	—	2,633
Property-level legal settlement costs	1,182	—	—	—	1,182
Prior year income tax benefit, net	—	(582)	—	(948)	(1,530)
Adjustments to FFO attributable to common stockholders, net	2,865	6,213	3,396	(132)	12,342

Adjusted FFO attributable to common stockholders	32,020	36,851	56,626	37,518	163,015
Acquisition hotel Adjusted FFO (1)	—	—	2,128	5,104	7,232

Comparable Adjusted FFO attributable to common stockholders	$32,020	$36,851	$58,754	$42,622	$170,247

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.16	$0.18	$0.29	$0.21	$0.85

Basic weighted average shares outstanding	200,185	201,402	202,758	202,631	201,739
Shares associated with unvested restricted stock awards	2,048	1,065	932	665	1,204
Diluted weighted average shares outstanding	202,233	202,467	203,690	203,296	202,943
Equity transactions (2)	(44)	(1,345)	(2,729)	(2,765)	(1,715)
Comparable diluted weighted average shares outstanding	202,189	201,122	200,961	200,531	201,228

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 21, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2024 – Q1 2024, FY 2024 Footnotes

(1)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024.
(2)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the second, third, and fourth quarters of 2024 as if the repurchases had occurred on January 1, 2024.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 21, 2025

CAPITALIZATION

CAPITALIZATION	Page 12

Supplemental Financial Information February 21, 2025

Comparative Capitalization
Q4 2024 – Q4 2023

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2024	2024	2024	2024	2023

Common Share Price & Dividends
At the end of the quarter	$11.84	$10.32	$10.46	$11.14	$10.73
High during quarter ended	$12.38	$10.86	$11.09	$11.38	$11.05
Low during quarter ended	$10.00	$9.46	$9.96	$10.42	$9.04
Common dividends per share	$0.09	$0.09	$0.09	$0.07	$0.13

Common Shares & Units
Common shares outstanding	200,825	200,919	203,390	203,674	203,480
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	200,825	200,919	203,390	203,674	203,480

Capitalization
Market value of common equity	$2,377,768	$2,073,489	$2,127,464	$2,268,933	$2,183,336
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	845,000	817,437	817,978	818,512	819,050
Total capitalization	$3,504,018	$3,172,176	$3,226,692	$3,368,695	$3,283,636

Total debt to total capitalization	24.1%	25.8%	25.4%	24.3%	24.9%
Total debt and preferred equity to total capitalization	32.1%	34.6%	34.1%	32.6%	33.5%

CAPITALIZATION	Page 13

Supplemental Financial Information February 21, 2025

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	December 31, 2024
Unsecured Debt	Spread	Date (1)	Balance

Series A Senior Notes	4.69%	01/10/2026	$65,000
Term Loan 3 (2)	5.83%	05/01/2026	225,000
Term Loan 4 (2)	5.47%	11/07/2026	100,000
Term Loan 1 (3)	5.27%	07/25/2027	175,000
Revolving Line of Credit	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	4.79%	01/10/2028	105,000
Term Loan 2 (3)	6.02%	01/25/2028	175,000
Total Unsecured Debt			$845,000

Preferred Stock
Series G cumulative redeemable preferred (4)	3.750%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	115,000
Series I cumulative redeemable preferred	5.70%	Perpetual	100,000
Total Preferred Stock			$281,250

Debt and Preferred Statistics (5)
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt		52.7%	64.5%
% Floating Rate Debt		47.3%	35.5%
Average Interest Rate		5.49%	5.47%
Weighted Average Maturity of Debt		2.2 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit, Term Loan 3, and Term Loan 4. By extending these loans, the Company's weighted average maturity of debt increases from 1.8 years to 2.2 years.
(2)	Interest rates on Term Loan 3 and Term Loan 4 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026. Term Loan 4 has an initial term of one year with two six-month extensions, which would result in an extended maturity of November 2026. In January 2025, the Company entered into an interest rate swap on Term Loan 4. The swap is effective January 31, 2025, expires November 7, 2026, and fixes the SOFR rate on Term Loan 4 to 4.02%. The interest rate for Term Loan 4 includes the effect of the Company’s interest rate derivative swap.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The interest rate for Term Loan 1 includes the effects of the Company's interest rate derivative swaps.
(4)	The Series G cumulative redeemable preferred stock had an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. During the first and third quarters of 2024, the dividend rate increased to the greater of 3.0% and 4.5%, respectively, or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Based on the dividends declared during 2024, this equates to an annual dividend yield of 3.750%. In the third quarter of 2025, the dividend rate will increase to the greater of 6.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.
(5)	Debt and Preferred Statistics include the effects of the Company’s interest rate derivative swap on Term Loan 4 entered into in January 2025.

CAPITALIZATION	Page 14

Supplemental Financial Information February 21, 2025

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information February 21, 2025

Hotel Information as of February 21, 2025

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	16%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	11%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	545	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	Andaz Miami Beach (4)	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,253	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	The Confidante Miami Beach is expected to debut as Andaz Miami Beach in the first quarter of 2025, following the hotel’s transformative renovation and conversion.
(5)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information February 21, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q4 2024/2023

Hotels sorted by number of rooms	For the Quarters Ended December 31,
	ADR			Occupancy				RevPAR			TRevPAR
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$257	$253	1.4%	69.7%	76.0%	(630)	bps	$179	$192	(7.0)%	$318	$378	(15.7)%
Hyatt Regency San Francisco	270	307	(12.3)%	75.1%	66.6%	850	bps	202	205	(1.1)%	291	306	(4.9)%
The Westin Washington, DC Downtown (1)	292	279	4.8%	62.1%	58.4%	370	bps	181	163	11.5%	291	270	8.0%
Renaissance Orlando at SeaWorld®	182	180	1.0%	59.5%	60.4%	(90)	bps	108	109	(0.6)%	254	256	(0.8)%
Hyatt Regency San Antonio Riverwalk	196	206	(4.9)%	75.2%	71.2%	400	bps	148	147	0.5%	254	234	8.7%
Wailea Beach Resort	708	699	1.2%	58.6%	72.4%	(1,380)	bps	415	506	(18.1)%	600	731	(18.0)%
JW Marriott New Orleans	285	243	17.3%	67.6%	66.3%	130	bps	193	161	19.6%	254	233	9.1%
Marriott Boston Long Wharf	374	380	(1.5)%	78.8%	71.2%	760	bps	295	271	9.0%	423	380	11.3%
Marriott Long Beach Downtown (1)	217	210	3.3%	68.9%	49.0%	1,990	bps	150	103	45.3%	213	150	42.2%
The Bidwell Marriott Portland	146	156	(6.4)%	65.3%	52.6%	1,270	bps	95	82	16.2%	129	112	15.2%
Hilton New Orleans St. Charles	216	185	16.9%	71.6%	71.4%	20	bps	154	132	17.2%	178	153	16.4%
Oceans Edge Resort & Marina	268	315	(15.1)%	77.0%	76.6%	40	bps	206	242	(14.7)%	345	381	(9.6)%
Montage Healdsburg	928	1,044	(11.1)%	56.9%	47.9%	900	bps	528	500	5.6%	990	956	3.6%
Four Seasons Resort Napa Valley	1,229	1,484	(17.2)%	61.2%	40.8%	2,040	bps	752	606	24.2%	1,438	1,087	32.3%

Comparable Portfolio, Excluding Renovation Hotel (2)	305	312	(2.2)%	68.0%	65.9%	210	bps	207	205	1.0%	334	338	(1.2)%

Add: Renovation Hotel (1)
The Confidante Miami Beach	—	224	(100.0)%	0.0%	53.0%	(5,300)	bps	—	119	(100.0)%	6	152	(95.8)%

Comparable Portfolio (3)	$305	$308	(1.1)%	65.3%	65.3%	—	bps	$199	$201	(1.1)%	$321	$329	(2.5)%

*Footnotes on page 19

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information February 21, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

2024/2023

Hotels sorted by number of rooms	For the Years Ended December 31,
	ADR			Occupancy				RevPAR			TRevPAR
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$278	$276	0.9%	79.2%	82.8%	(360)	bps	$220	$228	(3.5)%	$396	$423	(6.4)%
Hyatt Regency San Francisco	286	302	(5.2)%	74.5%	69.6%	490	bps	213	210	1.5%	295	302	(2.4)%
The Westin Washington, DC Downtown (1)	282	265	6.6%	69.4%	56.7%	1,270	bps	196	150	30.4%	316	230	37.5%
Renaissance Orlando at SeaWorld®	196	192	1.9%	67.8%	70.4%	(260)	bps	133	135	(1.9)%	295	306	(3.5)%
Hyatt Regency San Antonio Riverwalk	197	201	(1.9)%	72.5%	70.9%	160	bps	143	142	0.3%	240	226	6.0%
Wailea Beach Resort	673	691	(2.6)%	68.6%	75.6%	(700)	bps	462	522	(11.7)%	689	759	(9.2)%
JW Marriott New Orleans	251	241	4.2%	68.0%	69.6%	(160)	bps	170	167	1.8%	234	232	0.6%
Marriott Boston Long Wharf	380	381	(0.3)%	80.5%	73.6%	690	bps	306	280	9.1%	432	392	10.3%
Marriott Long Beach Downtown (1)	223	223	0.2%	55.3%	71.3%	(1,600)	bps	123	159	(22.3)%	169	211	(20.2)%
The Bidwell Marriott Portland	152	169	(10.0)%	67.3%	55.7%	1,160	bps	102	94	8.8%	142	130	8.7%
Hilton New Orleans St. Charles	187	182	2.8%	70.3%	68.2%	210	bps	132	124	6.0%	153	150	2.0%
Oceans Edge Resort & Marina	307	355	(13.4)%	77.5%	76.6%	90	bps	238	272	(12.4)%	397	430	(7.8)%
Montage Healdsburg	1,026	1,065	(3.6)%	55.6%	52.5%	310	bps	571	559	2.1%	1,088	1,027	6.0%
Four Seasons Resort Napa Valley	1,322	1,513	(12.6)%	55.9%	45.2%	1,070	bps	739	684	8.1%	1,400	1,254	11.7%

Comparable Portfolio, Excluding Renovation Hotel (2)	311	315	(1.2)%	71.2%	70.3%	90	bps	222	222	0.0%	360	357	0.7%

Add: Renovation Hotel (1)
The Confidante Miami Beach	269	277	(2.9)%	11.6%	60.7%	(4,910)	bps	31	168	(81.5)%	41	265	(84.6)%

Comparable Portfolio (3)	$311	$314	(0.8)%	68.8%	69.9%	(110)	bps	$214	$219	(2.4)%	$347	$353	(1.8)%

*Footnotes on page 19

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information February 21, 2025

Property-Level Operating Statistics

Q4 and FY 2024/2023 Footnotes

(1)	Operating statistics for the fourth quarters and full years of 2024 and 2023 are impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in the first quarter of 2025. Operating statistics for the fourth quarter and full year of 2023 are also impacted by renovation activity at The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of December 31, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the fourth quarters and full years of 2024 and 2023. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of December 31, 2024, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 19

Supplemental Financial Information February 21, 2025

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information February 21, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2024/2023

Hotels sorted by number of rooms	For the Quarters Ended December 31,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$34,857	$6,081	17.4%	$41,358	$11,484	27.8%	(1,040)	bps
Hyatt Regency San Francisco	21,984	1,521	6.9%	23,120	2,786	12.1%	(520)	bps
The Westin Washington, DC Downtown (1)	21,636	6,119	28.3%	20,037	3,633	18.1%	1,020	bps
Renaissance Orlando at SeaWorld®	18,254	4,514	24.7%	18,394	4,774	26.0%	(130)	bps
Hyatt Regency San Antonio Riverwalk	14,742	6,202	42.1%	13,567	5,723	42.2%	(10)	bps
Wailea Beach Resort	30,122	9,716	32.3%	36,804	14,244	38.7%	(640)	bps
JW Marriott New Orleans	11,697	4,692	40.1%	10,719	3,765	35.1%	500	bps
Marriott Boston Long Wharf	16,144	5,616	34.8%	14,499	5,320	36.7%	(190)	bps
Marriott Long Beach Downtown (1)	7,370	1,195	16.2%	5,157	138	2.7%	1,350	bps
The Bidwell Marriott Portland	3,059	166	5.4%	2,655	285	10.7%	(530)	bps
Hilton New Orleans St. Charles	4,117	1,597	38.8%	3,535	1,229	34.8%	400	bps
Oceans Edge Resort & Marina	5,546	1,686	30.4%	6,136	1,996	32.5%	(210)	bps
Montage Healdsburg	12,417	392	3.2%	11,438	900	7.9%	(470)	bps
Four Seasons Resort Napa Valley	12,655	1,133	9.0%	9,497	(479)	(5.0)%	1,400	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	214,600	50,630	23.6%	216,916	55,798	25.7%	(210)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	170	(684)	(402.4)%	4,745	(220)	(4.6)%	(39,780)	bps

Comparable Portfolio (3)	214,770	49,946	23.3%	221,661	55,578	25.1%	(180)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(13,567)	(5,723)	42.2%	N/A

Add: Sold Hotel (5)	—	—	N/A	11,131	5,420	48.7%	N/A

Actual Portfolio (6)	$214,770	$49,946	23.3%	$219,225	$55,275	25.2%	N/A

*Footnotes on page 23

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information February 21, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

2024/2023

Hotels sorted by number of rooms	For the Years Ended December 31,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$172,487	$46,780	27.1%	$183,695	$58,457	31.8%	(470)	bps
Hyatt Regency San Francisco	88,551	8,108	9.2%	90,505	13,269	14.7%	(550)	bps
The Westin Washington, DC Downtown (1)	93,232	27,673	29.7%	67,630	12,019	17.8%	1,190	bps
Renaissance Orlando at SeaWorld®	84,426	24,217	28.7%	87,211	27,531	31.6%	(290)	bps
Hyatt Regency San Antonio Riverwalk	55,287	22,021	39.8%	52,030	20,268	39.0%	80	bps
Wailea Beach Resort	137,909	48,159	34.9%	151,546	58,213	38.4%	(350)	bps
JW Marriott New Orleans	42,879	15,367	35.8%	42,489	16,269	38.3%	(250)	bps
Marriott Boston Long Wharf	65,658	24,495	37.3%	59,360	21,456	36.1%	120	bps
Marriott Long Beach Downtown (1)	23,182	(27)	(0.1)%	28,844	7,098	24.6%	(2,470)	bps
The Bidwell Marriott Portland	13,363	2,121	15.9%	12,262	2,061	16.8%	(90)	bps
Hilton New Orleans St. Charles	14,135	4,638	32.8%	13,816	4,766	34.5%	(170)	bps
Oceans Edge Resort & Marina	25,426	8,339	32.8%	27,498	9,965	36.2%	(340)	bps
Montage Healdsburg	53,721	8,064	15.0%	48,741	5,214	10.7%	430	bps
Four Seasons Resort Napa Valley	48,832	3,103	6.4%	43,385	2,533	5.8%	60	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	919,088	243,058	26.4%	909,012	259,119	28.5%	(210)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	4,458	(1,965)	(44.1)%	32,730	5,881	18.0%	(6,210)	bps

Comparable Portfolio (3)	923,546	241,093	26.1%	941,742	265,000	28.1%	(200)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	(17,737)	(7,232)	N/A	(52,030)	(20,268)	39.0%	N/A

Add: Sold Hotel (5)	—	—	N/A	96,713	32,024	33.1%	N/A

Actual Portfolio (6)	$905,809	$233,861	25.8%	$986,425	$276,756	28.1%	N/A

*Footnotes on page 23

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22

Supplemental Financial Information February 21, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 and FY 2024/2023 Footnotes

(1)	Hotel Adjusted EBITDAre for the fourth quarters and full years of 2024 and 2023 is impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in the first quarter of 2025. Hotel Adjusted EBITDAre for the fourth quarter and full year of 2023 is also impacted by renovation activity at The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of December 31, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the fourth quarters and full years of 2024 and 2023. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of December 31, 2024, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.
(5)	Sold Hotel includes the Boston Park Plaza sold in October 2023.
(6)	Actual Portfolio includes results for the 15 hotels owned by the Company during the fourth quarters and full years of 2024 and 2023.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 23